SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                FORM 8-K/A

                     AMENDMENT NO. 1 TO CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  February 2, 1998


                            SUN CITY INDUSTRIES, INC.
          (Exact name of registrant as specified in its charter)


          Delaware              1-6914                  59-0950777
(State of Incorporation) (Commission File No.)    (IRS Employer I.D. No.)


  5545 N.W. 35 Avenue, Fort Lauderdale, Florida           33309
(Address of principal executive office)                (Zip Code)

          Registrant's telephone number, including area code: (954) 730-3333

                                        Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                         SUN CITY INDUSTRIES, INC.

                                FORM 8-K/A
                     AMENDMENT NO. 1 TO CURRENT REPORT

Item 3.  Bankruptcy or Receivership

On February 12, 1998, Sun City Industries, Inc. (the "Company"), announced that because the SeaSpecialties, Inc. merger between the companies has been terminated, the Company and eight of its subsidiaries filed for reorganization under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court in the Southern District of Florida on February 2, 1998.

Item 4.  Changes in Registrant's Certifying Accountant

On February 6, 1998, Deloitte & Touche LLP ("Deloitte"), who had been engaged by Sun City Industries (the "Company") as its principal independent accountant, notified the Company that it has resigned from such engagement. Deloitte's report in connection with Company's financial statements for the fiscal year ended February 1, 1997, included an explanatory paragraph concerning the Company's ability to continue as a going concern. During the Company's two fiscal years ended February 1, 1997, and the subsequent interim periods preceding Deloitte's resignation, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

Item 7.  Exhibits.

Attached as Exhibits are:

     16.1 Copy of letter from Deloitte & Touche LLP dated March 3, 1998, regarding a change in independent certified public accountants.

     99.1 Copy of the Company's press release.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:      March 3, 1998          By: /s/ Saul Zalka
                                        Saul Zalka
                                        President

                             INDEX TO EXHIBITS


Exhibit
Number    EXHIBIT

16.1 Copy of letter from Deloitte & Touche LLP dated March 3, 1998, regarding a change in independent certified public accountants.

99.1      Copy of the Company's press release.


DELOITTE &
TOUCHE LLP
     Certified Public Accountants  Suite 1400
                                   New River Center
                                   200 East Las Olas Boulevard
                                   Fort Lauderdale, Florida 33301-2248
                                   Telephone: (954) 728-3800
                                   Facsimile:  (954) 728-3838



March 3, 1998

Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K/A of Sun City Industries, Inc. dated March 3, 1998.

Yours truly,

/s/DELOITTE & TOUCHE LLP

Deloitte & Touche LLP





                               Exhibit 16.1




DELOITTE TOUCHE TOHMATSU INTERNATIONAL


                         Sun City Industries, Inc.
                             Executive Offices
                             5545 NW 35 Avenue
Mailing Address:         Fort Lauderdale, FL 33309                Telephone
PO Box 8848                                                  (954) 730-3333
Ft. Lauderdale, FL 33310-8848                            Fax (954) 730-3400



                           FOR IMMEDIATE RELEASE


Ft. Lauderdale, Florida, February 12, 1998

     Malvin Avchen, Chairman of the Board and Chief Executive Officer of Sun City Industries, Inc., a Ft. Lauderdale, based food distributor, announced today that Sun City Industries, Inc. and eight of its subsidiaries filed for reorganization with the United States Bankruptcy Court in the southern District of Florida.

     Sun City Industries will close two of its underperforming operations to operate its other businesses while consolidating and restructuring them.
The Company will continue to seek other merger partners or a buyer for all or part of the remaining consolidated Companies.

     Anyone interested in the purchase of the Companies should contact Philip Hudson at Gunster, Yoakley at (305) 376-6000.





                               Exhibit 99.1